UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2016

QUICKSILVER RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14837 (Commission File Number)	75-2756163 (IRS Employer Identification No.)

801 Cherry Street
Suite 3700, Unit 19
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
As previously reported by Quicksilver Resources Inc. (the “Company”), on March 17, 2015, the Company and its U.S. subsidiaries each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). On March 21, 2016, the Company filed a Monthly Operating Report for the period beginning February 1, 2016 and ending February 29, 2016 with the Bankruptcy Court. The Monthly Operating Report is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.
Cautionary Statement Regarding the Monthly Operating Report
The Company cautions investors and potential investors not to place undue reliance on the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by an independent registered public accounting firm and was not prepared in accordance with generally accepted accounting principles in the United States. The Monthly Operating Report is in a format prescribed by applicable bankruptcy laws and remains subject to future adjustment and reconciliation. Therefore, the Monthly Operating Report does not necessarily contain all information required in filings pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or may present such information differently from the presentation of information in Exchange Act reports. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in Exchange Act reports, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its Exchange Act reports. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.
Exchange Act Reports
The Company has suspended the filing of its regular periodic reports on Form 10-K and Form 10-Q with the SEC. The Company, however, intends to furnish copies of the Monthly Operating Reports that are required to be submitted to the Bankruptcy Court under cover of

Current Reports on Form 8-K and to continue to file Forms 8-K disclosing material developments concerning the Company.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Monthly Operating Report for the period beginning February 1, 2016 and ending February 29, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ Vanessa Gomez LaGatta
Vanessa Gomez LaGatta
Senior Vice President – Chief Financial Officer and Treasurer

Date: March 21, 2016

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Monthly Operating Report for the period beginning February 1, 2016 and ending February 29, 2016